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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: April 20, 1999

                          MILEMARKER INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


             0-26150                                    11-2128469
    -------------------------              -----------------------------------
    (Commission File Number)               (IRS Employer Identification Number)


               1450 S.W. 13th Court, Pompano Beach, Florida 33069
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code (954) 782-0604

                                    No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 1.   Changes in Control of Registrant

          None

Item 2.   Acquisition or Disposition of Assets

          None

Item 3.   Bankruptcy or Receivership

          None

Item 4.   Changes in Registrant's Certifying Accountant

          None

Item 5.  Other Events

         On April 15, 1999, MileMarker International, (the "Registrant") received notice from the United States Army Tank-Automotive and Armaments Command of the Department of the Army that its wholly-owned subsidiary, MileMarker, Inc., had been awarded an initial contract for the delivery of 289 complete hydraulic winch/ bumper assemblies within 180 days. The value of this order is $557,230. The Registrant anticipates that MileMarker, Inc, will be receiving substantial additional military orders for its patented hydraulic winches for use on Humvee vehicles.

Item 6.   Resignations of Registrant's Directors

          None

Item 7.   Financial Statements, and Exhibits

          None

Item 8.   Change in Fiscal Year

          None




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MILEMARKER INTERNATIONAL, INC.
                                                 (Registrant)



Dated: April 20, 1999                     By: /s/ Richard E. Aho
                                              ---------------------------------
                                                  Richard E. Aho, President






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